Exhibit 99.2

SERITAGE
GROWTH PROPERTIES

Third Quarter 2022
Supplemental Information

Forward-Looking Statements

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “would,” “may” or other similar expressions in the Company’s Quarterly Report on Form 10-Q. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 and in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2022. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this Quarterly Report on Form 10-Q. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of the Company’s Quarterly Report on Form 10-Q. The following discussion should be read in conjunction with the condensed consolidated financial statements and notes thereto included in Part 1 of the Quarterly Report.

Financial Information

Summary Information

September 30, 2022

(in thousands, except per share and PSF amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
Financial Results	2022	2021	2022	2021
Net loss attributable to Seritage common shareholders	$(4,664)	$(21,759)	$(170,074)	$(104,769)
Total NOI	$12,150	$8,075	$33,245	$25,061
Net loss per share attributable to Seritage common shareholders	$(0.08)	$(0.50)	$(3.57)	$(2.50)
Wtd. avg. shares - EPS	55,361	43,631	47,600	41,976
Stock trading price range	$5.40 to $14.06	$14.25 to $18.22	$5.21 to $14.45	$13.86 to $23.22

Condensed Consolidated Balance Sheets (unaudited)

September 30, 2022

(in thousands, except share and per share amounts)

	September 30, 2022	December 31, 2021
ASSETS
Investment in real estate
Land	$282,917	$475,667
Buildings and improvements	804,882	994,221
Accumulated depreciation	(127,043)	(154,971)
	960,756	1,314,917
Construction in progress	260,007	381,194
Net investment in real estate	1,220,763	1,696,111
Real estate held for sale	202,777	—
Investment in unconsolidated entities	383,061	498,563
Cash and cash equivalents	129,767	106,602
Restricted cash	10,821	7,151
Tenant and other receivables, net	39,943	29,111
Lease intangible assets, net	4,511	14,817
Prepaid expenses, deferred expenses and other assets, net	62,883	61,783
Total assets (1)	$2,054,526	$2,414,138

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Term loan facility, net	$1,269,648	$1,439,332
Sales-leaseback financing obligations	—	20,627
Litigation reserve	35,533	—
Accounts payable, accrued expenses and other liabilities	118,700	109,379
Total liabilities (1)	1,423,881	1,569,338

Commitments and contingencies (Note 9)

Shareholders' Equity
Class A common shares $0.01 par value; 100,000,000 shares authorized; 56,032,381 and 43,632,364 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively	560	436
Series A preferred shares $0.01 par value; 10,000,000 shares authorized; 2,800,000 shares issued and outstanding as of September 30, 2022 December 31, 2021; liquidation preference of $70,000	28	28
Additional paid-in capital	1,359,686	1,241,048
Accumulated deficit	(731,759)	(553,771)
Total shareholders' equity	628,515	687,741
Non-controlling interests	2,130	157,059
Total equity	630,645	844,800
Total liabilities and shareholders' equity	$2,054,526	$2,414,138

(1) The Company's condensed consolidated balance sheets include assets and liabilities of consolidated variable interest entities ("VIEs"). See Note 2. The condensed consolidated balance sheets, as of September 30, 2022, include the following amounts related to our consolidated VIEs, excluding the Operating Partnership: $6.6 million of land, $3.9 million of building and improvements, $(1.0) million of accumulated depreciation and $4.0 million of other assets included in other line items. The Company's condensed consolidated balance sheets as of December 31, 2021, include the following amounts related to our consolidated VIEs, excluding the Operating Partnership: $6.6 million of land, $3.9 million of building and improvements, $(0.9) million of accumulated depreciation and $4.0 million of other assets included in other line items.

Condensed Consolidated Statements of Operations (unaudited)

September 30, 2022

(in thousands, except per share amounts)

	Three Months Ended
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
REVENUE
Rental income	$23,253	$29,418	$29,084	$28,091	$28,819	$27,595	$31,146
Management and other fee income / (expense)	248	286	1,821	434	184	279	135
Total revenue	23,501	29,704	30,905	28,525	29,003	27,874	31,281
EXPENSES
Property operating	9,700	10,801	11,032	11,493	11,585	11,286	10,643
Real estate taxes	6,483	6,425	8,150	7,497	8,542	9,061	10,155
Depreciation and amortization	9,169	10,669	11,934	11,570	13,159	13,328	13,142
General and administrative	10,811	11,093	9,092	9,947	8,780	11,990	11,232
Litigation reserve	533	35,000	—	—	—	—	—
Total expenses	36,696	73,988	40,208	40,507	42,066	45,665	45,172
Gain/(loss) on sale of real estate, net	45,433	68,031	(1,015)	156,602	22,774	18,097	24,208
Gain on sale of interests in unconsolidated entities	(139)	—	—	—	—	—	—
Impairment of real estate assets	(10,275)	(109,343)	(991)	(25,773)	(3,814)	(64,539)	(1,700)
Equity in loss of unconsolidated entities	(2,275)	(33,720)	(33,076)	(202)	(5,535)	(2,327)	(1,162)
Interest and other income	(1,047)	99	11	1,083	48	530	7,624
Interest expense	(21,916)	(22,663)	(22,588)	(26,128)	(26,721)	(28,976)	(26,150)
(Loss)/income before taxes	(3,414)	(141,880)	(66,962)	93,600	(26,311)	(95,006)	(11,071)
(Provision)/benefit from taxes	(67)	(203)	(25)	1	(38)	(298)	138
Net (loss)/income	(3,481)	(142,083)	(66,987)	93,601	(26,349)	(95,304)	(10,933)
Net loss/(income) attributable to non-controlling interests	42	31,328	14,782	(20,655)	5,815	22,464	3,213
Net (loss)/income attributable to Seritage	$(3,439)	$(110,755)	$(52,205)	$72,946	$(20,534)	$(72,840)	$(7,720)
Preferred dividends	(1,225)	(1,225)	(1,225)	(1,225)	(1,225)	(1,225)	(1,225)
Net (loss)/income attributable to Seritage common shareholders	$(4,664)	$(111,980)	$(53,430)	$71,721	$(21,759)	$(74,065)	$(8,945)

Net (loss)/income per share attributable to Seritage Class A common shareholders - Basic	$(0.08)	$(2.56)	$(1.22)	$1.64	$(0.50)	$(1.73)	$(0.23)
Net (loss)/income per share attributable to Seritage Class A common shareholders - Diluted	$(0.08)	$(2.56)	$(1.22)	$1.64	$(0.50)	$(1.73)	$(0.23)
Weighted average Class A common shares outstanding - Basic	55,361	43,677	43,634	43,632	43,631	42,772	39,477
Weighted average Class A common shares outstanding - Diluted	55,361	43,677	43,634	43,632	43,631	42,772	39,477

Total Net Operating Income

September 30, 2022

(in thousands)

	Three Months Ended
NOI and Total NOI	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Net (loss)/income	$(3,481)	$(142,083)	$(66,987)	$93,601	$(26,349)	$(95,304)	$(10,933)
Termination fee income	-	(92)	(277)	(388)	(379)	-	(2,611)
Management and other fee income	(248)	(286)	(1,821)	(434)	(184)	(279)	(135)
Depreciation and amortization	9,169	10,669	11,934	11,570	13,159	13,328	13,142
General and administrative expenses	10,811	11,093	9,092	9,947	8,780	11,990	11,232
Litigation reserve	533	35,000	—	—	—	—	—
Equity in loss of unconsolidated entities	2,275	33,720	33,076	202	5,535	2,327	1,162
Gain on sale of interests in unconsolidated entities	139	—	—	—	—	—	—
Gain on sale of real estate, net	(45,433)	(68,031)	1,015	(156,602)	(22,774)	(18,097)	(24,208)
Impairment of real estate assets	10,275	109,343	991	25,773	3,814	64,539	1,700
Interest and other (income) expense	1,047	(99)	(11)	(1,083)	(48)	(530)	(7,624)
Interest expense	21,916	22,663	22,588	26,128	26,721	28,976	26,150
Provision/(benefit) for income taxes	67	203	25	(2)	38	298	(138)
Straight-line (rent)/expense	2,873	(3,599)	(721)	(236)	(1,005)	(1,238)	210
Above/below market rental (income)/expense	54	56	65	65	48	102	(39)
NOI	$9,997	$8,557	$8,969	$8,541	$7,356	$6,112	$7,908
Unconsolidated entities
Net operating income of unconsolidated entities	$2,450	$2,267	$1,846	$2,193	$666	$1,646	$2,437
Straight-line (rent)/expense	(305)	(228)	(328)	(309)	(272)	(168)	(137)
Above/below market rental (income)/expense	8	6	6	12	181	(29)	(33)
Termination fee income	—	—	—	19	144	(9)	(742)
Total NOI	$12,150	$10,602	$10,493	$10,456	$8,075	$7,553	$9,433

Additional Information

September 30, 2022

(in thousands)

	As of	As of
Debt Summary	September 30, 2022	December 31, 2021
Term Loan Facility (drawn / undrawn)	$1,270,000 / 400,000	$1,440,000 / 400,000
Interest rate / undrawn rate	7.00% / 1.00%	7.00% / 1.00%
Maturity	July 2023	July 2023

Prepaid Expenses, Deferred Expenses and Other Assets	September 30, 2022	December 31, 2021
Deferred expenses	$21,614	$20,780
Right of Use Asset	16,374	16,990
Other assets	12,902	9,826
Prepaid insurance	3,789	6,156
FF&E	1,345	2,055
Other prepaid expenses	4,971	4,169
Prepaid real estate taxes	1,888	1,807
Total prepaid expenses, deferred expenses and other assets	$62,883	$61,783

	September 30, 2022	December 31, 2021
Accounts payable and accrued expenses	$36,891	$36,022
Accrued development expenditures	31,524	27,198
Accrued real estate taxes	16,189	11,751
Environmental reserve	9,477	9,477
Prepaid rental income	8,423	6,478
Lease liability	6,079	6,543
Accrued interest	3,908	4,978
Below-market leases	2,933	3,656
Deferred maintenance	1,722	1,722
Common and preferred dividends and OP Unit distributions payable	1,554	1,554

Total accounts payable, accrued expenses and other liabilities	$118,700	$109,379

Additional Information (cont’d)

September 30, 2022

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
Rental Revenue Detail	2022	2021	2022	2021
Revenue
Rental income	$19,004	$22,893	66,998	67,999
Tenant reimbursements	4,249	5,547	14,387	16,571
Termination income	-	379	370	2,990
Total	$23,253	$28,819	$81,755	$87,560

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Select Non-Cash Items
Straight-line rental income
Wholly-owned	$(2,873)	$1,005	$1,447	$2,033
Joint ventures	305	272	860	576
Total	$(2,568)	$1,277	$2,307	$2,609

Net amortization of above/below market rental income/expense
Wholly-owned	$(54)	$(48)	$(175)	$(111)
Joint ventures	(8)	(181)	(19)	(119)
Total	$(62)	$(229)	$(194)	$(230)

Amortization of deferred financing costs	$(105)	$(106)	$(316)	$(317)
Share-based compensation expense	(843)	(272)	(1,735)	(1,225)

SNO Lease Summary

Multi-Tenant Retail

The table below provides a summary of all multi-tenant Retail signed leases as of September 30, 2022, including unconsolidated entities at the Company’s proportional share:

(in thousands except number of leases and PSF data)
	Number of	Leased	% of Total	Gross Annual Base	% of	Gross Annual
Tenant	Leases	GLA	Leasable GLA	Rent ("ABR")	Total ABR	Rent PSF ("ABR PSF")
In-place retail leases	161	4,306	80.7%	$71,277	94.0%	$16.55
SNO retail leases (1)	17	185	3.5%	4,510	6.0%	24.38
Leases in negotiation	2	102	1.9%	1,076	N/A	10.65
Total retail leases	180	4,593	86.1%	$76,863	100.0%	$16.73
(1) SNO = signed not yet opened leases.

(in thousands except number of leases and PSF data)	Number of			Annual
	SNO Leases	GLA	ABR	Rent PSF
As of June 30, 2022	17	357	$6,833	$19.14
Opened	(5)	(188)	(3,028)	16.11
Sold / terminated	(1)	(8)	(125)	15.63
Signed	6	24	830	34.58
As of September 30, 2022	17	185	$4,510	$24.38

Premier Mixed-Use

The table below provides a summary of all signed leases at Premier assets as of September 30, 2022, including unconsolidated entities at the Company’s proportional share:

(in thousands except number of leases and PSF data)
	Number of	Leased	% of Total	Gross Annual Base	% of	Gross Annual
Tenant	Leases	GLA	Leasable GLA	Rent ("ABR")	Total ABR	Rent PSF ("ABR PSF")
In-place retail leases	17	43	10.9%	$2,527	15.2%	$58.77
SNO retail leases (1)	22	93	23.8%	7,422	44.4%	79.81
SNO office\ leases (1)	5	112	28.5%	6,758	40.4%	60.34
Leases in negotiation	6	23	5.8%	1,880	N/A	85.45
Total Premier leases	50	271	69.0%	$18,587	100.0%	$68.59
(1) SNO = signed not yet opened leases.

Premier Mixed-Use - Retail

(in thousands except number of leases and PSF data)	Number of			Annual
	SNO Leases	GLA	ABR	Rent PSF
As of June 30, 2022	23	105	$8,781	$83.63
Opened	(2)	(3)	(262)	96.00
Terminated	(2)	(11)	(1,211)	112.52
Signed	3	3	244	81.33
Changes in Asset Categories / Tenant Amendments (1)	-	(1)	(130)	N/A
As of September 30, 2022	22	93	$7,422	$79.81
(1) Represents short-term leases now represented in specialty leasing or amendments negotiated with the tenant.

Premier Mixed-Use - Office

(in thousands except number of leases and PSF data)	Number of			Annual
	SNO Leases	GLA	ABR	Rent PSF
As of June 30, 2022	4	110	$6,648	$60.44
Signed	1	2	110	55.00
As of September 30, 2022	5	112	$6,758	$60.34

Top Tenants

September 30, 2022

(rent in thousands)

The following table lists the top tenants in the portfolio as of September 30, 2022, based on signed leases and including Unconsolidated Properties presented at the Company’s proportional share:

	Number of		Total	% of Total
Tenant	Leases	SF	Rent	Rent	Concepts / Brands
Dick's Sporting Goods	10	725,912	11,754	10.6%	Dick's Sporting Goods, House of Sport
At Home	5	557,328	3,217	2.9%
Round One Entertainment	6	267,473	5,786	5.2%
Burlington Stores	6	259,830	3,383	3.0%
Dave & Buster's	8	256,526	7,657	6.9%
Nordstrom Rack	5	182,518	3,897	3.5%
TJX	8	179,075	2,312	2.1%	TJ Maxx, Marshalls, HomeGoods, HomeSense, Sierra Trading Post
Cinemark	4	166,570	4,673	4.2%
Floor & Décor	2	163,917	2,032	1.8%
Vasa Fitness	3	163,912	1,928	1.7%
Ross Dress For Less	7	158,647	1,692	1.5%	Ross Dress for Less, dd's Discounts
The Dump	1	139,265	1,114	1.0%
Primark	3	115,685	3,129	2.8%
AMC	2	99,218	2,803	2.5%
Amazon	2	99,193	5,435	4.9%
Forman Mills	1	94,000	675	0.6%
Bed Bath & Beyond	3	91,331	1,527	1.4%	Bed Bath & Beyond, BuyBuyBaby, andThat!
Aldi	4	83,448	840	0.8%
24 Hour Fitness	2	77,646	1,433	1.3%
Extra Space Storage	1	73,996	499	0.4%
Total	83	3,955,490	65,786	59.2%

Multi-tenant Retail

Consolidated Properties

			Total	Leased	SNO		Land
Property Address	City	State	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
12025 North 32nd Street	Phoenix	AZ	151,200	151,200	-	100.0%	11	At Home
575 Fletcher Parkway	El Cajon	CA	227,300	184,400	-	81.1%	20	Ashley Furniture, Bob's Discount Furniture, Burlington Stores, Extra Space Storage
1191 Galleria Boulevard	Roseville	CA	122,700	107,800	-	87.9%	7	Cinemark, Round One Entertainment
40710 Winchester Road	Temecula	CA	126,500	112,800	8,000	95.5%	10	Round One Entertainment, Dick's Sporting Goods, Texas Roadhouse
145 West Hillcrest Drive	Thousand Oaks	CA	172,000	113,700	-	66.1%	11	Dave & Busters, DSW, Nordstrom Rack
19563 Coastal Highway	Rehoboth Beach	DE	101,900	75,900	26,000	100.0%	13	andThat!, PetSmart, Aldi, TJ Maxx
10700 Biscayne Boulevard	North Miami(3)	FL	129,300	129,300	-	100.0%	11	Aldi, Burlington Stores, Ross Dress for Less, Michaels Stores
3111 East Colonial Drive	Orlando	FL	107,600	94,300	2,300	89.8%	18	Floor & Décor, Aspen Dental, Del Taco
2300 Tyrone Boulevard North	St. Petersburg(4)	FL	134,700	134,700	-	100.0%	15	Dick's Sporting Goods, Five Below, PetSmart, Verizon
2860 South Highland Avenue	Lombard	IL	139,300	139,300	-	100.0%	8	The Dump
7503 West Cermak Road	North Riverside	IL	214,700	163,900	19,700	85.5%	13	Round One Entertainment, Aldi, Blink Fitness, Amita Health
2500 Wabash Avenue	Springfield	IL	119,400	108,000	11,400	100.0%	5	Binny's Beverage Depot, Burlington Stores, Marshalls
4201 Coldwater Road	Ft. Wayne	IN	84,100	76,700	6,200	98.6%	19	Five Below, HomeGoods, Bob's Discount Furniture, LensCrafters
101 West Lincoln Highway	Merrillville	IN	171,300	163,000	1,600	96.1%	9	At Home, Dollar Tree
200 Grossman Drive	Braintree	MA	85,100	47,600	37,500	100.0%	34	Nordstrom Rack, Ulta Beauty
1302 Bridford Parkway	Greensboro	NC	168,200	168,200	-	100.0%	16	Floor & Décor, Gabriel Brothers
4700 2nd Avenue	Kearney	NE	64,900	64,900	-	100.0%	8	Ross Dress for Less, Five Below, Marshall's, Petsmart
1500 South Willow Street	Manchester	NH	105,700	80,400	-	76.1%	11	Dick's Sporting Goods, Dave & Buster's
1640 Route 22	Watchung	NJ	124,900	117,100	7,900	100.1%	12	Cinemark, HomeGoods, Sierra Trading Post, Ulta Beauty, Chick-fil-A , City MD, Starbucks
4000 Jericho Turnpike	East Northport	NY	179,800	167,600	-	93.2%	18	24 Hour Fitness, AMC, At Home
200 Eastview Mall	Victor(3)	NY	139,700	119,600	-	85.6%	14	Dick's House of Sport
4100 Belden Village Avenue Northwest	Canton	OH	192,300	116,300	22,000	71.9%	19	Dick's Sporting Goods, Dave & Busters
160 North Gulph Road	King of Prussia (2)	PA	208,700	174,500	34,200	100.0%	14	Dick's Sporting Goods, Primark, Outback Steakhouse, Yardhouse, Dave & Busters
3801B Clemson Boulevard	Anderson	SC	117,100	117,100	-	100.0%	12	Burlington Stores, Sportsman's Warehouse, Golds Gym
7801 Rivers Avenue	Charleston	SC	106,200	52,900	-	49.8%	15	Burlington Stores
4570 Poplar Avenue	Memphis	TN	116,000	101,200	8,800	94.8%	11	LA Fitness, Hopdoddy, Nordstrom Rack, Ulta Beauty, Chase
12625 North Interstate Highway 35	Austin	TX	52,700	45,000	-	85.4%	13	AMC
12605 North Gessner Road	Houston	TX	134,000	134,000	-	100.0%	11	At Home
201 Central Park Mall	San Antonio	TX	164,600	158,200	-	96.1%	17	Tru Fit, Bed Bath & Beyond, Buy Buy Baby
2010 North Main Street	Layton	UT	82,700	67,500	-	81.6%	7	Vasa Fitness
12000 Fair Oaks Mall	Fairfax	VA	212,700	154,400	-	72.6%	15	Dave & Busters, Dick's Sporting Goods
4588 Virginia Beach Boulevard	Virginia Beach (3)	VA	124,200	124,200	-	100.0%	15	DSW, The Fresh Market, Nordstrom Rack
141 West Lee Highway	Warrenton	VA	71,500	62,400	-	87.3%	9	HomeGoods, Ulta, Five Below
5200 South 76th Street	Greendale	WI	217,600	133,700	-	61.4%	19	Dick's Sporting Goods, Round One Entertainment, TJ Maxx
27001 U.S. 19 North	Clearwater	FL	212,900	75,500	-	35.5%	14	Whole Foods, Nordstrom Rack
1425 Central Avenue	Albany	NY	232,500	59,600	-	25.6%	21	Whole Foods, Ethan Allen
9484 Dyer Street	El Paso	TX	107,800	99,100	-	91.9%	11	dd's Discount, Ross Dress for Less, Five Below, Burlington Stores
53 West Towne Mall	Madison	WI	110,600	110,600	-	100.0%	17	Dave & Busters, Total Wine & More, Hobby Lobby
Total			5,334,400	4,306,600	185,600	84.2%	523

(1) Based on signed leases as of September 30, 2022; GLA presented at the Company’s proportional share

(2) Property is subject to a ground lease

(3) Asset sold subsequent to September 30, 2022.

(4) Asset with a partial sale subsequent to September 30, 2022.

Residential

Consolidated Properties

			Land	% of Auxiliary	Auxiliary	Outparcel
Property Address	City	State	Acres	Leased SF (1)	Leased SF (1)	Opportunities	Significant Tenants (1)
5261 Arlington Avenue	Riverside - Resi	CA	14	0%	-	-	n/a
100 Inland Center	San Bernardino	CA	20	0%	-	2	n/a
1209 Plaza Drive	West Covina - Resi	CA	8	0%	-	-	n/a
850 Hartford Turnpike	Waterford	CT	11	0%	-	-	n/a
4125 Cleveland Avenue	Ft. Myers	FL	12	0%	-	-	n/a
3800 US Highway 98 North	Lakeland	FL	12	0%	-	-	n/a
3340 Mall Loop Drive	Joliet	IL	17	0%	-	-	n/a
14250 Buck Hill Road	Burnsville	MN	15	0%	-	2	n/a
3001 White Bear Avenue North	Maplewood	MN	14	0%	-	3	n/a
5261 Arlington Avenue	Riverside - Retail	CA	5	100%	33,200	-	Bank of America, Aldi
1209 Plaza Drive	West Covina - Retail	CA	7	100%	11,000	-	VinFast
Total			135	100%	44,200	7

(1) Based on signed leases as of September 30, 2022; GLA presented at the Company’s proportional share

(2) Riverside & West Covina Retail doesn’t include residential but includes retail leasing that is 100% SRG owned and complementary to the Residential developments at the sites.

Residential

Joint Ventures

Brookfield Retail Partners (formerly GGP, Inc.) Joint Venture Properties
				% of Auxiliary	Auxiliary	Outparcel
Mall Name	City	State	Joint Venture	Leased SF	SF (1)	Opportunities	Significant Tenants (1)
Alderwood	Lynnwood	WA	GGP I JV	62.6%	97,167	-	Dave & Busters, Cheesecake Factory, Fogo De Chao, Shake Shack
Total				62.6%	97,167	-

(1) Based on signed leases as of September 30, 2022; GLA presented at the Company’s proportional share

Premier Mixed-Use Properties

Consolidated Properties

			Total	Leased	SNO		Land
Property Address	City	State	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Site Opportunities
19505 Biscayne Boulevard	Aventura	FL	216,100	-	127,500	59.0%	13	Retail, Office
5900 Glades Road	Boca Raton	FL	4,200	4,200	-	100.0%	19	Retail
195 North Broadway	Hicksville	NY	7,600	7,600	-	100.0%	30	Retail
13131 Preston Road	Dallas	TX	-	-	-	0.0%	23	Residential, Retail, Office
2200 148th Avenue Northeast	Redmond	WA	7,500	7,500	-	100.0%	15	Residential, Retail, Office
Total			235,400	19,300	127,500	62.4%	100

Joint Ventures

Invesco Real Estate Joint Venture Properties
				Total	Leased	SNO		Land
Property Address	City	State	Joint Venture	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Site Opportunities
302 Colorado Ave	Santa Monica	CA	Mark 302 JV	51,500	-	-	0.0%	3	Residential, Retail, Office
4575 La Jolla Village Dr	San Diego	CA	UTC JV	106,300	23,500	77,900	95.4%	13	Life Sciences / Office, Retail
Total				157,800	23,500	77,900	64.3%	16

(1) Based on signed leases as of September 30, 2022; GLA presented at the Company’s proportional share

Other Unconsolidated Entities

Other Joint Ventures

Brookfield Retail Partners (formerly GGP, Inc.) Joint Venture Properties
				Total	In-Place	SNO		Land
Mall Name	City	State	Joint Venture	SF (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
Altamonte Mall	Altamonte Springs	FL	GGP II JV	93,500	4,700	-	5.0%	17	n/a
Coastland Center	Naples (2)	FL	GGP II JV	36,300	28,300	8,000	100.0%	12	CMX Cinebistro, Uncle Julio’s
Willowbrook Mall	Wayne (2)	NJ	GGP II JV	132,700	52,700	52,500	79.3%	41	Cinemark, Dave & Busters, Yardhouse, BJ's Wholesale
Total				262,500	85,700	60,500	55.7%	70

				Total	Leased	SNO		Land
Mall Name	City	State	Joint Venture	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
Stonebriar Centre	Frisco	TX	GCP I JV	87,500	6,000	-	6.9%	11	4 Wheel Parts
Total				87,500	6,000	-	6.9%	11

Simon Joint Venture Properties
				Total	Leased	SNO		Land
Mall Name	City	State	Joint Venture	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
Santa Rosa Plaza	Santa Rosa	CA	Simon JV	82,700	-	-	0.0%	7	n/a
The Shops at Nanuet	Nanuet	NY	Simon JV	110,700	-	-	0.0%	14	n/a
Barton Creek Square	Austin	TX	Simon JV	82,300	-	-	0.0%	16	n/a
Total				275,700	-	-	0.0%	37

Macerich Joint Venture Properties
				Total	Leased	SNO		Land
Mall Name	City	State	Joint Venture	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
Chandler Fashion Center	Chandler	AZ	Macerich JV	70,300	5,000	32,500	53.3%	10	Firestone
Los Cerritos Center	Cerritos	CA	Macerich JV	138,800	-	-	0.0%	20	n/a
Danbury Fair	Danbury	CT	Macerich JV	88,000	24,700	63,300	100.0%	12	Primark, Target
Freehold Raceway Mall	Freehold	NJ	Macerich JV	68,800	25,200	7,500	47.5%	10	Primark, Bob's Discount Furniture
Washington Square Mall	Portland	OR	Macerich JV	114,300	-	-	0.0%	4	n/a
Total				480,200	54,900	103,300	32.9%	56

Other
				Total	Leased	SNO		Land
Property Address	City	State	Joint Venture	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
12625 North Interstate Highway 35	Austin	TX	RD Development JV	-	-	-	0.0%	11	n/a
5901 Duke Street	Alexandria	VA	Foulger Pratt/ Howard Hughes	-	-	-	0.0%	41	n/a
Total				-	-	-	0.0%	52

(1) Based on signed leases as of September 30, 2022; GLA presented at the Company’s proportional share

(2) Indicates assets that are put right eligible as of November 4, 2022

(3) Indicates assets that have been sold subsequent to September 30, 2022

Non-core Properties

Consolidated Properties

			Total	Leased	SNO		Land
Property Address	City	State	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
3930 McCain Boulevard	North Little Rock	AR	177,300	13,000	-	7.3%	15	Aspen Dental, Longhorn Steakhouse
3150 South 4th Avenue	Yuma	AZ	90,100	-	-	0.0%	15	n/a
42126 Big Bear Boulevard	Big Bear Lake	CA	92,600	4,000	-	4.3%	7	Subway, Wells Fargo Bank
3751 South Dogwood Road	El Centro	CA	139,900	9,700	-	6.9%	13	n/a
3636 North Blackstone Avenue	Fresno	CA	201,800	43,400	21,500	32.2%	13	Ross Dress for Less, dd's Discounts, UEI College
1011 West Olive Avenue	Merced	CA	92,700	-	5,600	6.0%	9	Chilis
10785 West Colfax Avenue	Lakewood	CO	164,000	-	-	0.0%	8	n/a
1400 East 104th Avenue	Thornton	CO	193,700	61,700	-	31.9%	23	Vasa Fitness
1625 Northwest 107th Avenue	Doral	FL	195,600	-	-	0.0%	13	n/a
733 North Highway 231	Panama City	FL	134,300	-	-	0.0%	15	n/a
7171 North Davis Highway	Pensacola	FL	7,900	7,900	-	100.0%	14	Bubba's 33
8201 South Tamiami Trail	Sarasota(2)	FL	217,000	-	-	0.0%	15	n/a
4600 1st Avenue Northeast	Cedar Rapids	IA	146,300	-	-	0.0%	12	n/a
5050 South Kedzie Avenue	Chicago	IL	175,900	17,200	-	9.8%	9	Chuck E Cheese
3231 Chicago Road	Steger	IL	101,700	-	-	0.0%	3	n/a
3010 Fort Campbell Boulevard	Hopkinsville(2)	KY	85,100	64,600	-	75.9%	13	Bargain Hunt, Farmer's Furniture, Harbor Freight
3100 Washtenaw Road	Ypsilanti	MI	91,700	91,700	-	100.0%	11	At Home
2308 Highway 45 North	Columbus	MS	121,900	-	-	0.0%	15	n/a
77 Rockingham Park Boulevard	Salem (2)	NH	233,000	123,800	-	53.1%	12	Cinemark, Dick's Sporting Goods
4000 Meadows Lane	Las Vegas	NV	132,600	42,500	-	32.1%	11	Round One Entertainment
5400 Meadowood Mall Circle	Reno	NV	174,900	41,300	18,000	33.9%	3	Round One Entertainment, 4 Wheel Parts
317 Greece Ridge Center Drive	Rochester	NY	139,600	-	-	0.0%	14	n/a
600 Lee Boulevard	Yorktown Heights	NY	153,200	38,500	-	25.1%	12	24 Hour Fitness
2700 Miamisburg Centerville Road	Dayton	OH	13,400	13,400	-	100.0%	5	Outback Steakhouse, Hook & Reel
4400 South Western Avenue	Oklahoma City(3)	OK	197,800	50,300	-	25.4%	19	Vasa Fitness
400 Calle Betances	Caguas (2)	PR	138,800	-	-	0.0%	8	n/a
Plaza Carolina Station	Carolina (2)	PR	194,300	-	-	0.0%	11	n/a
2 Orland Square Drive	Orland Park	IL	202,800	-	-	0.0%	16	n/a
1675 West 49th Street	Hialeah	FL	153,200	-	-	0.0%	15	n/a
4000 North Shepherd	Houston	TX	201,600	-	-	0.0%	12	n/a
2501 Irving Mall	Irving	TX	107,400	12,500	-	11.6%	18	CareNow, Chick-fil-A
20701 Southwest 112th Avenue	Miami(2)	FL	178,300	-	-	0.0%	15	n/a
5900 Sunrise Mall	Citrus Heights	CA	281,300	-	-	0.0%	21	n/a
5901 Florin Road	Florin (2)	CA	245,600	-	-	0.0%	20	n/a
72880 Highway 111	Palm Desert	CA	136,400	-	-	0.0%	7	n/a
8000 West Broward Boulevard	Plantation	FL	204,100	-	49,800	24.4%	18	GameTime
15700 Emerald Way	Bowie	MD	126,400	-	-	0.0%	11	n/a
425 Rice Street	St. Paul	MN	201,900	100	-	0.0%	17	n/a
310 Daniel Webster Highway	Nashua	NH	166,300	-	-	0.0%	12	n/a
1180 Southeast 82nd Avenue	Happy Valley	OR	139,800	45,000	-	32.2%	12	Dick's Sporting Goods
300 Baybrook Mall	Friendswood	TX	165,800	-	-	0.0%	13	n/a
6301 Northwest Loop 410	Ingram	TX	169,900	-	-	0.0%	12	n/a
7780 W Arrowhead Towne Center	Glendale	AZ	125,000	-	-	0.0%	9	n/a
6515 East Southern Avenue	Mesa	AZ	136,000	-	-	0.0%	5	n/a
7611 West Thomas Road	Phoenix	AZ	144,500	-	-	0.0%	5	n/a
6950 West 130th Street	Middleburg Heights	OH	369,500	35,800	-	9.7%	19	Carvana
7875 Johnnycake Ridge Road	Mentor	OH	215,300	-	-	0.0%	20	n/a
1700 North Main Street	Salinas	CA	138,400	-	3,300	2.4%	10	Raising Can'es
2800 North Germantown Parkway	Cordova	TN	160,600	-	-	0.0%	12	n/a
3207 Solomons Island Road	Edgewater	MD	122,000	-	-	0.0%	14	n/a
Total			7,899,200	716,400	98,200	10.3%	631

(1) Based on signed leases as of September 30, 2022; GLA presented at the Company’s proportional share

(2) Indicates assets that have been sold subsequent to September 30, 2022

(3) Indicates assets with a partial sale subsequent to September 30, 2022

Sold Properties through September 30, 2022

				Total	In-Place	SNO		2022 Qtr
Property Address	City	State	Full / Partial Sale	SF (1)	SF (1)	SF (1)	Leased (1)	Sold
1420 Travis Boulevard	Fairfield	CA	Full Site	150,013	28,469	3,500	21.3%	Q1
700 East Northern Lights Boulevard	Anchorage	AK	Full Site	158,517	133,972	-	84.5%	Q2
3101 Northview Drive	Elkhart	IN	Full Site	86,581	86,581	-	100.0%	Q2
3408 West Central Avenue	Toledo	OH	Full Site	218,720	-	-	0.0%	Q2
4155 State Route 31	Clay	NY	Full Site	146,504	-	-	0.0%	Q2
5101 Hinkleville Road	Paducah	KY	Full Site	97,261	64,403	-	66.2%	Q2
400 North Best Avenue	Walnutport	PA	Full Site	121,159	-	-	0.0%	Q2
195 North Broadway	Hicksville	NY	Partial Site	14,856	14,856	-	100.0%	Q2
2100 Southfield Road	Lincoln Park	MI	Full Site	297,905	-	-	0.0%	Q2
3001 Iowa Avenue	Riverside (Iowa)	CA	Full Site	132,632	38,132	-	28.8%	Q2
200 Town Center East	Santa Maria	CA	Full Site	108,596	-	-	0.0%	Q2
4588 Virginia Beach Boulevard	Virginia Beach	VA	Partial Site	7,800	7,800	-	100.0%	Q2
2801 West State Street	Olean	NY	Full Site	120,685	55,360	-	45.9%	Q2
100 Westminster Mall	Westminster	CA	Full Site	197,904	-	-	0.0%	Q2
3700 South Campbell Avenue	Springfield	MO	Full Site	112,900	112,900	-	100.0%	Q3
5950 East Broadway Boulevard	Tucson	AZ	Full Site	237,600	50,600	-	21.3%	Q3
1675 West 49th Street	Hialeah	FL	Full Site	145,200	-	3,000	2.1%	Q3
2700 Miamisburg Centerville Road	Dayton	OH	Partial Asset	167,582	-	-	0.0%	Q3
1405 South Grand Avenue	Charles City	IA	Full Site	109,900	-	-	0.0%	Q3
2307 Superior Street	Webster City	IA	Full Site	41,000	-	-	0.0%	Q3
3100 Southwest College Road	Ocala	FL	Full Site	145,900	-	-	0.0%	Q3
650 Bald Hill Road	Warwick	RI	Full Site	130,900	123,100	-	94.0%	Q3
2760 I-75 Business Spur	Sault Ste. Marie	MI	Full Site	98,500	-	-	0.0%	Q3
1560 US 31 South	Manistee	MI	Full Site	107,800	-	-	0.0%	Q3
1855 Main Street	Ramona	CA	Full Site	122,000	14,700	-	12.0%	Q3
417 Main Street	Madawaska	ME	Full Site	55,000	-	-	0.0%	Q3
171 Delaware Avenue	Sidney	NY	Full Site	113,300	-	-	0.0%	Q3
32123 Gratiot Avenue	Roseville	MI	Full Site	364,300	154,600	-	42.4%	Q3
2180 Tully Road	San Jose	CA	Full Site	260,100	-	-	0.0%	Q3
1401 Greenbrier Parkway	Chesapeake	VA	Full Site	179,300	-	-	0.0%	Q3
1325 Broadway	Saugus	MA	Full Site	211,500	-	-	0.0%	Q3
50 Fox Run Road	Portsmouth	NH	Full Site	129,700	-	-	0.0%	Q3
5901 Florin Road	Florin	CA	Full Site	245,600	-	-	0.0%	Q3
3295 East Main Street	Ventura	CA	Full Site	183,100	-	14,100	7.7%	Q3
2250 El Mercado Loop	Sierra Vista	AZ	Full Site	95,500	-	-	0.0%	Q3
5715 Johnston Street	Lafayette	LA	Full Site	196,000	-	-	0.0%	Q3
20700 South Avalon Boulevard	Carson	CA	Full Site	36,400	21,900	5,000	73.9%	Q3
Vintage Faire Mall	Modesto	CA	Full Site	60,200	40,300	-	66.9%	Q3
Chandler Fashion Center	Deptford	NJ	Full Site	95,900	74,600	-	77.8%	Q3
Briarwood	Ann Arbor	MI	Full Site	85,300	-	-	0.0%	Q3
Woodland Hills Mall	Tulsa	OK	Full Site	75,100	-	-	0.0%	Q3
126 Shawan Road	Cockeysville	MD	Full Site	80,100	65,600	-	81.9%	Q3
1445 New Britain Ave	West Hartford	CT	Full Site	81,100	58,700	1,900	74.7%	Q3
Natick Collection	Natick	MA	Full Site	95,400	44,300	-	46.4%	Q3
Total				5,921,315	1,190,873	27,500	20.6%

(1) Based on signed leases as of September 30, 2022; GLA presented at the Company’s proportional share

REA Status by Sites and Category

	No / Expired REA	Expires in <5 years	Expires in >5 years	Total
Joint Venture (Mall REIT)	1	-	11	12
Joint Venture (Other)	-	-	1	1
Joint Venture (Residential)	4	-	2	6
Multi-Tenant Retail	12	1	25	38
Premier Mixed-use	5	1	1	7
ResiCo	1	1	5	7
Sell	15	3	32	50
Total	38	6	77	121
% of Total	31%	5%	64%	100%

Non-GAAP Financial Measures

The Company makes reference to NOI and Total NOI which are financial measures that include adjustments to accounting principles generally accepted in the United States (“GAAP”).

Neither of NOI or Total NOI are measures that (i) represent cash flow from operations as defined by GAAP; (ii) are indicative of cash available to fund all cash flow needs, including the ability to make distributions; (iii) are alternatives to cash flow as a measure of liquidity; or (iv) should be considered alternatives to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company’s operating performance. Reconciliations of these measures to the respective GAAP measures the Company deems most comparable have been provided in the tables accompanying this press release.

Net Operating Income (“NOI”) and Total NOI

NOI is defined as income from property operations less property operating expenses. Other real estate companies may use different methodologies for calculating NOI, and accordingly the Company’s depiction of NOI may not be comparable to other real estate companies. The Company believes NOI provides useful information regarding Seritage, its financial condition, and results of operations because it reflects only those income and expense items that are incurred at the property level.

The Company also uses Total NOI, which includes its proportional share of unconsolidated properties. This form of presentation offers insights into the financial performance and condition of the Company as a whole given the Company’s ownership of unconsolidated properties that are accounted for under GAAP using the equity method.

The Company also considers NOI and Total NOI to be a helpful supplemental measure of its operating performance because it excludes from NOI variable items such as termination fee income, as well as non-cash items such as straight-line rent and amortization of lease intangibles.